A Strategy of Dynamic growth Investor Presentation | 3Rd Quarter 2016 Update Exhibit 99.1

Certain statements in this Investor Presentation may be regarded as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Certain forward-looking statements discuss the Company’s plans, strategies and intentions, and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. All statements other than statements of historical fact are “forward–looking statements” for purposes of federal and state securities laws. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement. These forward-looking statements are based on various assumptions and the current expectations of the management of the Company, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Certain factors may cause actual results to differ significantly from these forward-looking statements. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of the Company. Major risks, uncertainties and assumptions include, but are not limited to, risks relating to: the Company’s capital and financing needs and availability; any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; the Company’s ability to integrate and operate assets successfully after the closing of an acquisition; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and the strength of the U.S. dollar; and other factors. However, it is not possible to predict or identify all such factors. In addition, the Company has disclosed under the heading “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “Annual Report”), filed with the U.S. Securities and Exchange Commission on February 19, 2016 as amended on November 10, 2016, the risk factors which materially affect its business, financial condition and operating results. Investors are encouraged to review the Annual Report for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law. Forward-Looking Statements

Top-25 U.S. homebuilder(1) 13 consecutive years of profitability Since founding in 2002 Attractive land positions in 163 communities(2) 17,023 lots owned and controlled(2) 87 active selling communities(2) Focused on markets with exceptional growth potential Strategically located in attractive major metropolitan markets, across Denver, Northern Colorado, and Colorado Springs, CO; Austin, San Antonio and Houston, TX; Las Vegas, NV; Atlanta, GA; and Salt Lake City, UT. A Premier Homebuilder OF QUALITY HOMES Based on 2015 home deliveries, as ranked by BUILDER Online. As of September 30, 2016

Management team Seasoned and aligned DALE FRANCESCON CHAIRMAN AND CO-CHIEF EXECUTIVE OFFICER Co-founder of CCS Owns 13% of CCS 25+ years of homebuilding ROBERT FRANCESCON PRESIDENT AND CO-CHIEF EXECUTIVE OFFICER Co-founder of CCS Owns 13% of CCS 25+ years of homebuilding DAVID MESSENGER CHIEF FINANCIAL OFFICER Joined CCS in 2013 Former CAO/CFO of UDR

Key Highlights Superior Financial Performance Diversified Operating Strategy Strong and Growing Geographical Footprint Seasoned and Aligned Management Team Attractive and Well-Located Land Positions Capacity to Execute Growth Strategy

Track Record OF Profitable growth Total Revenue ($mm) Net Income ($mm) Adjusted EBITDA ($mm) +665% +550% +758% +512% +548% +487% +382% +269% +447%

Q3 2016 Highlights REVENUES $253.4m “$70.7m (39%) vs Q3 2015 Avg Selling Price $351,380 PRE-TAX INCOME $19.7m “$3.8m (24%) vs Q3 2015 ADJUSTED EBITDA $26.4m “$6.6m (33%) vs Q3 2015 Overhead as % of home sales revenues 11.4% NET INCOME $13.3m “$2.7m (26%) vs Q3 2015 BACKLOG 992 homes Avg Sales Price $384,000 Backlog $$ value: $380.9m (“17% y/y) NEW HOME CONTRACTS 628 homes “151 (32%) vs Q3 2015 Contract $$ Value: $217.8m

Q3 Year-To-Date Highlights REVENUES $697.1m “$168.9m (32%) vs Q3YTD 2015 Avg Selling Price $340,950 PRE-TAX INCOME $51.3m “$11.4m (28%) vs Q3YTD 2015 ADJUSTED EBITDA $68.9m “$16.0m (30%) vs Q3YTD 2015 Overhead as % of home sales revenues 11.9% NET INCOME $34.5m “$7.7m (29%) vs Q3YTD 2015 BACKLOG $380.9m Avg Sales Price $384,000 992 homes NEW HOME CONTRACTS 2,291 homes “390 (21%) vs Q3YTD 2015 Contract $$ Value: $778.4m

Full Year 2015 Highlights REVENUES $734.5m “$372.1m (103%) vs 2014 Avg Selling Price $302,140 PRE-TAX INCOME $60.3m “$29.3m (95%) vs 2014 ADJUSTED EBITDA $77.8m “$36.8m (90%) vs 2014 Overhead as % of home sales revenues 12.1% (120 bps improvement y/y) NET INCOME $39.9m “$19.9m (99%) vs 2014 BACKLOG 714 Homes Avg Sales Price $379,745 Backlog $$ value: $271.1 million (“10% y/y) HOME DELIVERIES 2,401 Homes “1,355 (130%) vs 2014

Larger, faster growing homebuilding operations driving better SG&A leverage and stronger returns on equity vs peer group Source: SNL, Peer average includes AVHI, LGIH, NWHM, UCP, WCIC, WLH SG&A as % of Homebuilding Revenues Return on Equity New Home Contracts Home Deliveries ONE OF THE LARGEST AND FASTEST GROWING NEWLY PUBLIC HOMEBUILDERS

Producing sustained and strong pre-tax profits Attractive ROE profile amongst ‘Small Cap’ and ‘Mid Cap’ builder and industry peers Note: Values for ‘Small Cap Builders’ and ‘Mid Cap Builders’ represent average values for each group. ‘Small Cap Builders’ include AVHI, BZH, LGIH, NWHM, UCP and WCIC. ‘Mid Cap Builders’ include KBH, MDC, MHO, MTH, TMHC, TPH and WLH. All values as of 09/30/16. Attractive Returns ON PREMIUM ASSETS Q3 2016 LTM Pre-Tax Margin Q3 2016 LTM Pre-Tax Return on Equity

CENTURY COMMUNITIES

DEMONSTRATED LONG TERM TRACK RECORD OF PROFITABILITY THROUGH MULTIPLE HOUSING CYCLES

CYCLE-TESTED MANAGEMENT TEAM

2002 - 2012

Century Communities formed in 2002

Colorado based homebuilder with communities in Denver, Northern Colorado and Colorado Springs

2012 Operating Highlights	
Net New Home Orders:	415
Deliveries:	336
ASP:	$286k
Revenues:	$96.0m
Net Income:	$6.1m
Inventories:	$77.3m
Owned/Controlled Lots:	3,072

2013

Raised $241.5m of 144A equity

Acquired Jimmy Jacobs Homes in Central Texas for $15.7m

2013 Operating Highlights	
Net New Home Orders:	406
Deliveries:	448
ASP:	$382k
Revenues:	$171.1m
Net Income:	$12.4m
Inventories:	$184.1m
Owned/Controlled Lots:	8,341

2014

Acquired LVLH in Las Vegas for $165m

Raised $200m of senior unsecured notes

Raised $92m of IPO equity

Acquired Grand View Builders in Houston for $13m

Acquired Peachtree Communities in Atlanta for $57m

2014 Operating Highlights	
Net New Home Orders:	1,042
Deliveries:	1,046
ASP:	$336k
Revenues:	$362.4m
Net Income:	$20.0m
Inventories:	$556.3m
Owned/Controlled Lots:	11,463

2015

Raised $60m of senior unsecured notes

Expanded unsecured line of credit to $300m with $100m accordion feature

2015 Operating Highlights	
Net New Home Orders:	2,356
Deliveries:	2,401
ASP:	$302k
Revenues:	$734.5m
Net Income:	$39.9m
Inventories:	$810.1m
Owned/Controlled Lots:	13,160

2016

Entered the Salt Lake City market

Acquired 50% of Wade Jurney Homes for $18m

Formed financial services company to provide title and mortgage

Q3YTD 2016 Operating Highlights	
Net New Home Orders:	2,291
Deliveries:	2,013
ASP:	$341k
Revenues:	$697.2m
Net Income:	$34.5m
Inventories:	$873.6m
Owned/Controlled Lots:	17,203

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Diverse & Growing Economies Focus on metros with robust economic, job, and population growth Markets characterized by strong demand, constrained supply, and healthy projected price appreciation Premier Locations & Amenities Locations with excellent access to jobs, transport, schools and lifestyle centers Premium amenities including expansive parks, pools and recreational amenities Broadly Targeted Customers First time homebuyer, first and second move-up, lifestyle buyer Multiple price points allow for maximized profitability Broad product offering with cutting edge designs Diversified Operating Strategy Best-in-class diversified product offering targeting wide range of customer demographics

CENTURY COMMUNITIES

FIVE STATES, NINE ACTIVE MSAs, 163 TOTAL COMMUNITIES, SIGNIFICANT U.S. EXPANSION OPPORTUNITY

STRONG AND GROWING GEOGRAPHIC FOOTPRINT IN ATTRACTIVE MARKETS



ATLANTA DIVISION

2016 Net Sales[1]:	1,036
2016 Deliveries[1]:	907
Open Communities[1]:	29
Inventories[1][2]:	$206.3m
Lots Owned[1]:	2,964
Lots Controlled[1]:	2,695
Months' Supply[3]:	3.2 months

COLORADO DIVISION*

2016 Net Sales[1]:	596
2016 Deliveries[1]:	590
Open Communities[1]:	24
Inventories[1][2]:	$288.5m
Lots Owned[1]:	2,861
Lots Controlled[1]:	1,684
Months' Supply[3]:	
Denver:	2.0 months
Colorado Springs:	3.1 months

*(Denver, Northern Colorado & Colorado Springs)

LAS VEGAS DIVISION

2016 Net Sales[1]:	378
2016 Deliveries[1]:	263
Open Communities[1]:	10
Inventories[1][2]:	$207.3m
Lots Owned[1]:	1.696
Lots Controlled[1]:	89
Months' Supply[3]:	6.0 months

CENTRAL TEXAS DIVISION*

2016 Net Sales[1]:	181
2016 Deliveries[1]:	154
Open Communities[1]:	15
Inventories[1][2]:	$109.8m
Lots Owned[1]:	1,275
Lots Controlled[1]:	1,427
Months' Supply[3]:	
Austin:	2.9 months
San Antonio:	3.9 months

*(Austin & San Antonio)

HOUSTON DIVISION

2016 Net Sales[1]:	90
2016 Deliveries[1]:	98
Open Communities[1]:	8
Inventories[1][2]:	$23.7m
Lots Owned[1]:	160
Lots Controlled[1]:	1,140
Months' Supply[3]:	3.8 months

UTAH[4] DIVISION*

2016 Net Sales[1]:	10
2016 Deliveries[1]:	1
Open Communities[1]:	1
Inventories[1][2]:	$9.8m
Lots Owned[1]:	84
Lots Controlled[1]:	1,128
Months' Supply[3]:	2.6 months

*(Salt Lake City)

(1) As of September 30, 2016
(2) Excludes corporate inventories
(3) Months' supply is as of September 30, 2016 and represents that particular market's inventory of new and resale homes
(4) Entered the Utah market in May 2016 with the acquisition of 47 lots. Additionally control 207 lots

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Operational Leverage on Expanding Footprint Growing deliveries and controlling fixed cost base to drive incremental profit

ACQUISITIONS AND NEW BUSINESSES Well-recognized private homebuilder in Austin and San Antonio, Texas Wide product range from first time move-up to “semi-custom” homes priced from under $300,000 to over $1,000,000 Acquired 166 lots (116 lots were under contract) and 95 homes under construction in the Austin and San Antonio markets SEPTEMBER 2013 JIMMY JACOBS HOMES APRIL 2014 LAS VEGAS LAND HOLDINGS A private homebuilder and land developer in Las Vegas, Nevada A range of products that target first and second time move-up and second home buyers, with prices ranging from $215,000 to $500,000 Acquired 1,761 lots in the Las Vegas market AUGUST 2014 GRAND VIEW BUILDERS Acquired Grand View Builders, Grand View Builders Custom Homes and SWMJ Construction, collectively, “Grand View”; a private homebuilder in Houston, Texas Product range targeted at first time and first move-up homebuyers priced from low $200,000’s to over $525,000 Acquired 84 homes in backlog and 601 owned and controlled lots in the Houston market NOVEMBER 2014 PEACHTREE COMMUNITIES Private, well-established and considered the #2 homebuilder in the Atlanta, Georgia market A range of products targeted at first time and first move-up homebuyers priced near the mid $200,000’s Acquired 2,120 owned and controlled lots within 36 communities in the Atlanta market SEPTEMBER 2016 PARKWAY FINANCIAL GROUP Commenced operations of Parkway Financial Group which owns Parkway Title and Inspire Home Loans Parkway Title is providing title services in GA and will provide title services in other select markets Inspire Home Loans will provide mortgage services to our buyers NOVEMBER 2016 WADE JURNEY HOMES Acquisition of 50% of Wade Jurney Homes, the 60th largest and fastest growing private builder in the US, based in Greensboro, NC Solely focused on entry level housing with ASPs of $140,000 As of September 30, 2016, they owned and controlled 3,949 lots in NC, SC, FL, and GA SUCCESSFUL TRACK RECORD OF EXPANSION

Strong Lot Inventory With Land Sourcing And Evaluation Capabilities Represents total lots owned and controlled as of September 30, 2016 divided by the midpoint of closing guidance reconfirmed on November 1, 2016 TOTAL INVENTORY $ VALUE Evaluate land opportunities based on contribution to overall profitability Ability to take land through entitlement and development Century does not own any unentitled land Structuring flexibility through land option contracts Holds 6.1 years’ supply of land as of September 30, 2016(1) ample supply of land and Well-Located Lots LOT INVENTORY   Owned Controlled Total Colorado 2,861 1,684 4,545 Central Texas 1,275 1,427 2,702 Las Vegas 1,696 89 1,785 Houston 160 1,140 1,300 Atlanta Utah 2,964 84 2,695 1,128 5,659 1,212 Total Consolidated 9,040 8,163 17,203

Capacity to Execute Growth Strategy $235.0 million of liquidity(1) $260.0 million senior unsecured notes 6.875% coupon Matures May 15, 2022 Moody’s and S&P ratings of B3 / B, respectively(2) $380 million unsecured revolver, with a $20 million accordion feature Available liquidity calculated as cash plus cash held in escrow and availability on the revolving credit facility, excluding the $20M accordion feature. Reaffirmed April 2016. SUMMARY BALANCE SHEET / CAPITALIZATION $ MILLIONS  September 30, 2016 Cash & Cash Held in Escrow $ 45.0 Inventories 873.6 Total Assets $ 1,001.4 Debt: Revolving Credit Facility $ 190.0 Senior Unsecured Notes Due 2022 260.0 Other 0.3 Total Debt $ 450.3 Total Liabilities 555.8 Total Equity $ 445.6 Credit Metrics   Available Liquidity(1) $ 235.0 Net Debt / Book Capitalization 47.6% Cash + Inventories / Debt 2.0x

STRONG Backlog Positions Company to CONTINUE Growth AND PROFITABILITY At September 30, 2016 992 homes in backlog with a total dollar value of $380.9 million and average sales price of $384,000 as of September 30, 2016 Increased backlog dollar value 17% since September 30, 2015 Increased backlog average sales price 7% since September 30, 2015 Growing backlog value positions Century for continued solid improvement in profitability Positioned for further expansion of backlog in new and existing markets Rapidly growing backlog reflects continued EXPANSION in NEW AND existing markets BACKLOG DOLLAR VALUE BY DIVISION(1)

Historical Operating Performance Demonstrated history of substantial growth in operating metrics NEW HOME ORDERS TOTAL REVENUE ($MM) ENDING SELLING COMMUNITIES HOME DELIVERIES BACKLOG VALUE ($MM) ADJUSTED EBITDA ($MM)

Historical Financial Performance

Historical Financials Purchase price accounting for acquired work in process inventory.

Historical Financials Purchase price accounting for acquired work in process inventory.

Century communities – maps by division

Colorado Communities

ATLANTA Communities

LAS VEGAS Communities

Central texas Communities

Houston Communities

utah Communities